                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement, dated October 29, 2003, is entered into as of the dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to October 29, 2003 and entered into as of the effective dates indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (now known as Tax-Free Investments Trust), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

      1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

      2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

      Unless a Company, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

      IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date indicated on Exhibit "A".

                                             AIM EQUITY FUNDS
                                             AIM FLOATING RATE FUND
                                             AIM FUNDS GROUP
                                             AIM GROWTH SERIES
                                             AIM INTERNATIONAL MUTUAL FUNDS
                                             AIM INVESTMENT FUNDS
                                             AIM INVESTMENT SECURITIES FUNDS
                                             AIM SELECT REAL ESTATE INCOME FUND
                                             AIM SUMMIT FUND
                                             AIM TAX-EXEMPT FUNDS
                                             AIM VARIABLE INSURANCE FUNDS
                                             SHORT-TERM INVESTMENTS TRUST
                                             TAX-FREE INVESTMENTS TRUST


                                             By: /s/ Robert H. Graham
                                                 -------------------------------
                                             Title: President



                                             A I M ADVISORS, INC.


                                             By: /s/ Mark H. Williamson
                                                 -------------------------------
                                             Title: President

                                   EXHIBIT "A"

                                AIM EQUITY FUNDS

              FUND                   EFFECTIVE DATE     COMMITTED UNTIL*
-------------------------------    ------------------   ----------------
AIM Aggressive Growth Fund           June 21, 2000
AIM Basic Value II Fund             August 29, 2002
AIM Blue Chip Fund                   June 21, 2000
AIM Capital Development Fund         June 21, 2000
AIM Charter Fund                     June 21, 2000
AIM Constellation Fund               June 21, 2000
AIM Core Strategies Fund           December 28, 2001
AIM Dent Demographic Trends Fund     June 21, 2000
AIM Diversified Dividend Fund      December 28, 2001
AIM Emerging Growth Fund             June 21, 2000
AIM Large Cap Basic Value Fund       June 21, 2000
AIM Large Cap Growth Fund            June 21, 2000
AIM Mid Cap Growth Fund              June 21, 2000
AIM U.S. Growth Fund                August 29, 2002
AIM Weingarten Fund                  June 21, 2000

                             AIM FLOATING RATE FUND

         FUND            EFFECTIVE DATE    COMMITTED UNTIL*
----------------------  -----------------  ----------------
AIM Floating Rate Fund  September 1, 2001

                                 AIM FUNDS GROUP

                 FUND                      EFFECTIVE DATE     COMMITTED UNTIL*
--------------------------------------   ------------------   ----------------
AIM Balanced Fund                           June 1, 2000
AIM Basic Balanced Fund                  September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Value Fund                     December 27, 2000
AIM International Emerging Growth Fund     August 30, 2000
AIM Mid Cap Basic Value Fund              December 27, 2001
AIM Premier Equity Fund                     June 1, 2000
AIM Select Equity Fund                      June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000

                                AIM GROWTH SERIES

            FUND                   EFFECTIVE DATE     COMMITTED UNTIL*
-----------------------------    ------------------   ----------------
AIM Basic Value Fund                June 5, 2000
AIM Mid Cap Core Equity Fund      September 1, 2001
AIM Small Cap Growth Fund        September 11, 2000
AIM Global Trends Fund**          September 1, 2001

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series.

                         AIM INTERNATIONAL MUTUAL FUNDS

                   FUND                      EFFECTIVE DATE     COMMITTED UNTIL*
-----------------------------------------   -----------------   ----------------
AIM Asia Pacific Growth Fund                  June 21, 2000
AIM European Growth Fund                      June 21, 2000
AIM Global Aggressive Growth Fund             June 21, 2000
AIM Global Growth Fund                        June 21, 2000
AIM International Growth Fund                 June 21, 2000
INVESCO International Core Equity Fund***   November 25, 2003

                              AIM INVESTMENT FUNDS

              FUND                  EFFECTIVE DATE     COMMITTED UNTIL*
--------------------------------   -----------------   ----------------
AIM Developing Markets Fund        September 1, 2001
AIM Global Health Care Fund        September 1, 2001
AIM Libra Fund                     November 1, 2002
AIM Trimark Endeavor Fund          November 4, 2003
AIM Trimark Fund                   November 4, 2003
AIM Trimark Small Companies Fund   November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

               FUND                     EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------    ------------------    ----------------
AIM High Yield Fund                      June 1, 2000
AIM Income Fund                          June 1, 2000
AIM Intermediate Government Fund         June 1, 2000
AIM Limited Maturity Treasury Fund       June 1, 2000
AIM Money Market Fund                    June 1, 2000
AIM Municipal Bond Fund                  June 1, 2000
AIM Real Estate Fund****              September 11, 2000
AIM Short Term Bond Fund                August 29, 2002
AIM Total Return Bond Fund             December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

               FUND                   EFFECTIVE DATE  COMMITTED UNTIL*
----------------------------------    --------------    ----------------
AIM Select Real Estate Income Fund    May 31, 2002

                                 AIM SUMMIT FUND

     FUND         EFFECTIVE DATE    COMMITTED UNTIL*
---------------   --------------    ----------------
AIM Summit Fund   July 24, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.

**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                              AIM TAX-EXEMPT FUNDS

             FUND               EFFECTIVE DATE  COMMITTED UNTIL*
------------------------------  --------------  ----------------
AIM High Income Municipal Fund   June 1, 2000
AIM Tax-Exempt Cash Fund         June 1, 2000
AIM Tax-Free Intermediate Fund   June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

                FUND                      EFFECTIVE DATE     COMMITTED UNTIL*
-------------------------------------   ------------------   ----------------
AIM V.I. Aggressive Growth Fund             May 1, 2000
AIM V.I. Balanced Fund                      May 1, 2000
AIM V.I. Basic Value Fund               September 10, 2001
AIM V.I. Blue Chip Fund                     May 1, 2000
AIM V.I. Capital Appreciation Fund          May 1, 2000
AIM V.I. Capital Development Fund           May 1, 2000
AIM V.I. Core Equity Fund                   May 1, 2000
AIM V.I. Dent Demographic Trends Fund       May 1, 2000
AIM V.I. Diversified Income Fund            May 1, 2000
AIM V.I. Global Utilities Fund              May 1, 2000
AIM V.I. Government Securities Fund         May 1, 2000
AIM V.I. Growth Fund                        May 1, 2000
AIM V.I. High Yield Fund                    May 1, 2000
AIM V.I. International Growth Fund          May 1, 2000
AIM V.I. Large Cap Growth Fund           September 1, 2003
AIM V.I. Mid Cap Core Equity Fund       September 10, 2001
AIM V.I. Money Market Fund                  May 1, 2000
AIM V.I. New Technology Fund                May 1, 2000
AIM V.I. Premier Equity Fund                May 1, 2000
AIM V.I. Small Cap Equity Fund           September 1, 2003

                          SHORT-TERM INVESTMENTS TRUST

               FUND                  EFFECTIVE DATE    COMMITTED UNTIL*
---------------------------------    --------------    ---------------
Government & Agency Portfolio         June 1, 2000
Government TaxAdvantage Portfolio     June 1, 2000
Treasury Portfolio                    June 1, 2000
Liquid Assets Portfolio*****          June 1, 2000
STIC Prime Portfolio*****             June 1, 2000

                           TAX-FREE INVESTMENTS TRUST

FUND                                    EFFECTIVE DATE   COMMITTED UNTIL*
----                                    --------------   ----------------
Tax-Free Cash Reserve Portfolio******    June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.

****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.